UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

FS Investment Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2017. On June 14, 2017, the Company adjourned the Annual Meeting with respect to the Share Issuance Proposal (as defined below) to permit additional time to solicit stockholder votes for such proposal. The first reconvened meeting (the “First Reconvened Meeting”) was held on July 12, 2017. On July 12, 2017, the Company adjourned the First Reconvened Meeting with respect to the Share Issuance Proposal to permit additional time to solicit stockholder votes for such proposal. The second reconvened meeting (the “Second Reconvened Meeting”) was held on July 27, 2017. As of April 20, 2017, the record date for the determination of stockholders entitled to notice of, and to vote at, the Second Reconvened Meeting, 245,153,010 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 126,004,265 were voted in person or by proxy at the Second Reconvened Meeting. Stockholders were asked to consider and act upon the following proposal, which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”):

•	Proposal – to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock during the 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to certain limitations described in the Proxy Statement (the “Share Issuance Proposal”).

The Share Issuance Proposal was approved by the Company’s stockholders at the Second Reconvened Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,999,186	16,808,072	7,197,007	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	July 27, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President